As filed with the Securities and Exchange Commission on December 14, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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First Trust Exchange-Traded Fund IV

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First Trust Exchange-Traded Fund IV

First Trust Strategic Income ETF (FDIV)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

December 14, 2021

Dear Shareholders:

I am writing to notify you of an important special meeting of the shareholders of First Trust Strategic Income ETF (the “Fund”), a series of First Trust Exchange-Traded Fund IV (the “Trust”) (the special meeting for the Fund is referred to as the “Meeting”). The Meeting is scheduled to be held at the offices of First Trust Advisors L.P. (the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, January 24, 2022, at 12:15 p.m. Central Time.

At the Meeting, you will be asked to consider and vote on a proposal (the “Proposal”) to approve certain changes to the Fund’s principal investment strategies. Currently, the Fund operates as a multi-manager, multi-strategy actively managed exchange-traded fund (“ETF”). The Advisor’s Investment Committee determines the Fund’s strategic allocation among six investment categories (consisting of both fixed-income and equity asset classes) and allocates the Fund’s assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor, which employ their respective investment strategies. If the Proposal is approved by shareholders, the Fund’s current investment strategy will be converted to a fund-of-funds strategy that follows the Advisor’s First Trust High Income Model (the “High Income Model”). More specifically, the Fund, through its investments in the ETFs selected through the Advisor’s dynamic allocation process to comprise the High Income Model, will seek to provide investors with a diversified income stream by holding a blend of fixed-income ETF assets that, through this allocation process, is actively managed to seek levels of high income and total return. In addition, if shareholders approve the Proposal, the Fund’s name and ticker symbol will be changed to “First Trust High Income Strategic Focus ETF” and “HISF,” respectively.

In addition to the changes described above, if shareholders approve the Proposal, the Fund’s management fee will be reduced from 0.85% of average daily net assets to 0.20% of average daily net assets; however, in addition to the management fee, the Fund and its shareholders will also be responsible for the costs associated with investing in other ETFs (referred to as “acquired fund fees and expenses”). To prevent the Fund’s net expense ratio (including acquired fund fees and expenses, but excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.87% of average daily net assets (i.e., the net expense ratio set forth in its current prospectus), the Advisor would agree to implement a temporary expense cap at least through March 1, 2023 (or, if later, at least until one year after the Proposal is implemented); however, there is no guarantee that this expense cap would be extended beyond its initial term.

The Proposal is described in detail in the enclosed materials. Although the Fund’s investment policies affected by the Proposal are “non-fundamental,” which means that they may be changed by the Board without shareholder approval, in light of the significant impact that the proposed changes would have on the Fund, shareholder approval is being sought. The Board of Trustees of the Trust recommends that shareholders of the Fund approve the Proposal.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. Your prompt response will be much appreciated. We appreciate your participation in this important Meeting.

Sincerely,

James A. Bowen
Chairman of the Board

If You Need Any Assistance, or Have Any Questions Regarding the Proposal or How To Vote Your Shares, Please Call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (866) 207-2324 Weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund IV

First Trust Strategic Income ETF (FDIV)

Important Information for Shareholders

Shareholders of First Trust Strategic Income ETF (the “Fund”), a series of First Trust Exchange-Traded Fund IV (the “Trust”), are being asked to consider a proposal to approve certain changes to the Fund’s principal investment strategies (the “Proposal”). Currently, the Fund, a multi-manager, multi-strategy actively managed exchange-traded fund (“ETF”), seeks risk-adjusted income as its primary investment objective and capital appreciation as its secondary investment objective by investing in six investment categories (consisting of both fixed-income and equity asset classes). The Investment Committee of the Fund’s investment advisor, First Trust Advisors L.P. (the “Advisor”), determines the Fund’s strategic allocation among the investment categories and allocates the Fund’s assets to portfolio management teams comprised of personnel of the Advisor and/or one of the Fund’s sub-advisors (each, a “Management Team”), which employ their respective investment strategies. If the Proposal is approved by shareholders, the Fund’s current investment strategy will be converted to a fund-of-funds strategy that follows the Advisor’s First Trust High Income Model (the “High Income Model”). More specifically, the Fund, through its investments in the ETFs selected through the Advisor’s dynamic allocation process to comprise the High Income Model, will seek to provide investors with a diversified income stream by holding a blend of fixed-income ETF assets that, through this allocation process, is actively managed to seek levels of high income and total return. Based in part on the fact that the High Income Model does not include an allocation to equity securities, the Advisor believes that although the High Income Model provides lower return potential than the Fund’s current investment strategy, it also has proportionally less risk. In addition to the investment strategy changes, if the Proposal is approved, the Fund’s name and ticker symbol will be changed to “First Trust High Income Strategic Focus ETF” and “HISF,” respectively. Further, if the Proposal is approved, the Fund’s management fee and annual fund operating expenses will change, as discussed below under “If shareholders approve the Proposal, will there be any changes to the management fee and annual fund operating expenses paid by the Fund?”. At the recommendation of the Advisor, the Board of Trustees of the Trust (the “Board”) approved the Proposal at a meeting held on September 12-13, 2021.

While we encourage you to read all of the proxy materials, you will find a brief overview in the “Questions and Answers” (“Q&A”) below. The Q&A contains limited information and should be read in conjunction with the more detailed information contained elsewhere in the Proxy Statement.

Questions and Answers

Q.	When will the special meeting for the Fund be held? Who can vote?
A.	The special meeting for the Fund (the “Meeting”) is scheduled to be held on Monday, January 24, 2022 at 12:15 p.m. Central Time at the offices of First Trust Advisors L.P. (previously defined as the “Advisor”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. If you owned shares of the Fund at the close of business on October 8, 2021 (the “Record Date”), you are entitled to vote, even if you later sold the shares.

Q.	Why are shareholders being asked to approve the Proposal?
A.	Shareholders are being asked to approve the Proposal in light of ongoing challenges tied to performance, operational and tax efficiency, and limited demand for the Fund’s shares. The Fund launched in 2014. As of June 30, 2021, it had underperformed its primary and secondary blended benchmarks over the one-, three- and five-year periods ended as of such date. In addition, the Fund has experienced operational and tax efficiency challenges due to the combination of equities, ETFs and fixed-income securities held in its portfolio. Further, since 2017, the Fund’s net assets and number of shares outstanding have significantly decreased.

To address the challenges described above, the Advisor is recommending that the Fund’s principal investment strategies be modified in accordance with the Proposal (described in more detail below and in the Proxy Statement). In this regard, the Advisor believes that the proposed fund-of-funds structure will simplify certain aspects of the Fund’s operations and generally permit its creation and redemption transactions to be effected in kind, which may lead to greater tax efficiencies by enhancing the Fund’s ability to limit realized gains within its portfolio. Further, the Advisor believes that if the Fund’s holdings are generally limited to ETFs (rather than being comprised of a combination of different asset classes, as is currently the case), the Fund may be more appealing to ETF market makers. This, coupled with any increase in demand for the Fund’s shares that may arise as a result of the Fund’s revised investment strategy, may lead to narrower bid-ask spreads for investors. An investor may incur costs attributable to the bid-ask spread when buying or selling shares in the secondary market. The bid-ask spread, which is generally the difference between the “bid price” (generally the highest price that an investor is willing to pay to buy a security) and the “ask price” (generally the lowest price that an investor will accept to sell a security) serves as a representation of market liquidity, with a narrower bid-ask spread indicating a more liquid market with lower implicit trading costs. Of course, it is impossible to predict the future and no assurance can be given that any of the desired results will be achieved.

The Board has approved the proposed changes to the Fund’s principal investment strategies and recommends that shareholders of the Fund approve the Proposal. Although the Fund’s investment policies affected by the Proposal are “non-fundamental,” which means that they may be changed by the Board without shareholder approval, in light of the significant impact that the proposed changes would have on the Fund and its investments, shareholder approval is being sought. The Advisor will pay all costs associated with the Proxy Statement and the special meeting for the Fund (but, as discussed below, will not pay the trading costs, such as brokerage commissions, that the Fund would incur in repositioning its portfolio to transition to its new investment strategy or taxes that may be imposed on any gains that may be recognized as a result of such repositioning).

Q.	If shareholders approve the Proposal, how will the Fund’s principal investment strategies change?
A.	As noted above, the Fund currently operates as a multi-manager, multi-strategy actively managed ETF with a primary investment objective that is to seek risk-adjusted income and a secondary investment objective that is capital appreciation. The Advisor’s Investment Committee determines the Fund’s strategic allocation among six investment categories and allocates the Fund’s assets to Management Teams, which employ their respective investment strategies. The six investment categories are: (i) high-yield corporate bonds, commonly referred to as “junk” bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv) international sovereign bonds, including securities issued by emerging market countries; (v) equity securities of “energy infrastructure companies,” certain of which are referred to as master limited partnerships (“MLPs”); and (vi) dividend paying U.S. exchange-traded equity securities (including common stock) of companies (that may be domiciled in or outside of the United States) and depositary receipts. The Fund currently gains exposure to its investment categories both by investing in securities directly and by investing in certain ETFs, including but not limited to ETFs that are advised by the Advisor (“First Trust ETFs”).

If the Proposal is approved by shareholders, although the Fund’s investment objectives will remain the same, its principal investment strategies will change. More specifically, if the Proposal is approved by shareholders, under normal market conditions, the Fund will seek to achieve its investment objectives by investing in a portfolio of U.S.-listed ETFs (a significant portion of which may be First Trust ETFs) that is designed to follow the High Income Model. Based on the High Income Model’s current allocations (which are subject to change), the Fund expects to invest significantly in the First Trust TCW Opportunistic Fixed Income ETF (FIXD). Through its investments in the ETFs selected through the Advisor’s dynamic allocation process to comprise the High Income Model, the Fund will seek to provide investors with a diversified income stream by holding a blend of fixed-income ETF assets that, through this allocation process, is actively managed to seek levels of high income and total return. Accordingly, while the Fund’s assets are currently strategically allocated among investment categories comprised of both fixed-income and equity securities, if the Proposal is approved, the Fund will focus on gaining exposure to fixed-income assets and will no longer seek investment exposure to equity securities as part of its principal investment strategies. (For additional information regarding the proposed changes to the Fund’s principal investment strategies, see the discussion in the enclosed Proxy Statement entitled “What are shareholders being asked to approve?” included under “Proposal 1: To Change the Fund’s Principal Investment Strategies—Discussion of the Proposal.”)

Q.	If shareholders approve the Proposal, will there be any changes to the Fund’s principal investment risks?

A.	Yes. If the Proposal is approved, although many of the Fund’s principal investment risks will remain the same since the Fund will continue to be an actively managed ETF that seeks exposure to fixed-income securities, others will change. For example, since the Fund would no longer seek exposure to equity securities in conjunction with its principal investment strategies, it would no longer be subject to principal investment risks associated with such exposure (for example, equity securities risk, depositary receipts risk, dividends risk, energy infrastructure companies risk and MLP risk). Additionally, since the Fund’s creation and redemption transactions would generally be effected in kind, the Fund would no longer be subject to cash transactions risk as a principal investment risk. However, the Fund would be subject to certain additional principal investment risks associated with fixed-income securities (including asset-backed securities risk, bank loans risk, contingent convertible securities risk, credit spread risk, defaulted securities risk, repurchase agreement risk, restricted securities risk, TBA transactions risk and U.S. government securities risk). In addition, as a “fund-of-funds” that would be permitted to invest in a small number of ETFs, the Fund would be subject to “asset concentration risk” as a principal investment risk.

The above paragraph is intended to briefly highlight certain changes to the Fund’s principal investment risks that will occur if the Proposal is implemented, but is not an exhaustive description. For a more detailed comparison of, and additional information regarding, applicable principal investment risks, see the discussion in the enclosed Proxy Statement entitled “If shareholders approve the Proposal, will the Fund’s principal investment risks change?” included under “Proposal 1: To Change the Fund’s Principal Investment Strategies—Discussion of the Proposal,” as well as the “Glossary of Principal Investment Risks” included in Appendix A to the Proxy Statement. Whether or not the Proposal is approved by shareholders and implemented, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Q.	If shareholders approve the Proposal, how will the Fund’s portfolio management change?
A.	If the Proposal is approved, portfolio management for the Fund will be significantly simplified. As indicated above, currently, the Advisor’s Investment Committee determines the Fund’s strategic allocation among various general investment categories and allocates the Fund’s assets to Management Teams comprised of personnel of the Advisor and/or one of the Fund’s sub-advisors, which employ their respective investment strategies. The following currently serve as sub-advisors to the Fund (the “Sub-Advisors”): Energy Income Partners, LLC; First Trust Global Portfolios Limited; Richard Bernstein Advisors LLC; and Stonebridge Advisors LLC. If the Proposal is approved, the Fund will no longer utilize its Management Teams or Sub-Advisors and will be managed by a portfolio management team comprised of personnel of the Advisor.
Q.	If shareholders approve the Proposal, will there be any changes to the management fee and annual fund operating expenses paid by the Fund?

A.	Yes. If the Proposal is approved by shareholders, the Fund’s management fee will be reduced; however, given that the Fund will operate as a fund-of-funds, the fees and expenses that the Fund will incur in connection with investing in other ETFs (referred to as “acquired fund fees and expenses”) are expected to increase. Currently, the Fund pays the Advisor an annual unitary management fee at a rate of 0.85% of the Fund’s average daily net assets. In exchange for its unitary fee, the Advisor is responsible for most of the Fund’s expenses. Although the Advisor is not responsible for (among other things), acquired fund fees and expenses, it has agreed to reduce its management fee by the proportional amount of acquired fund fees and expenses associated with the Fund’s investments in First Trust ETFs (such agreement, the “First Trust ETF Agreement”). If shareholders approve the Proposal, the annual unitary management fee will be reduced to 0.20% of the Fund’s average daily net assets, but the First Trust ETF Agreement will be terminated and acquired fund fees and expenses associated with the Fund’s investments in both First Trust ETFs and other ETFs will be passed onto the Fund and its shareholders. Currently, it is anticipated that the Fund’s total annual fund operating expenses (including acquired fund fees and expenses) will be equal to 0.90% of the Fund’s average daily net assets. However, if the Proposal is approved by shareholders, the Advisor will agree to implement a temporary expense cap under which the Fund’s net expense ratio (including acquired fund fees and expenses, but excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) would not exceed 0.87% of the Fund’s average daily net assets (which is equal to the Fund’s net expense ratio after taking into account the First Trust ETF Agreement, as set forth in its current prospectus). This temporary expense cap would be in effect at least through March 1, 2023 (or, if later, at least until one year after the Proposal is implemented); however, there is no guarantee it would be extended beyond its initial term. Therefore, the Fund’s net expense ratio could increase after March 1, 2023. Separate shareholder approval is not needed for the change to the Fund’s unitary management fee rate.
Q.	If shareholders approve the Proposal, will the Fund pay brokerage commissions and other trading costs associated with acquiring and disposing of securities in order to transition to its new investment strategy? Could the Fund recognize gains and/or losses in connection with such acquisitions and dispositions?
A.	If the Proposal is approved, in order to transition to its new investment strategy, the Fund will need to acquire and dispose of securities (referred to as the “Repositioning”) and will incur trading costs, such as brokerage commissions. In addition, the Fund may recognize gains and/or losses as a result of disposing of the securities that it holds prior to the transition, and any gains recognized may be taxable to the extent not offset by capital loss carryforwards. Trading costs and taxes are excluded from the expenses for which the Advisor is responsible under its unitary fee and, therefore, would be borne by the Fund and its shareholders. Further, any such trading costs and taxes will impact and be reflected in the Fund’s performance rather than its annual fund operating expenses and net operating expense ratio.

If the Proposal is approved, it is expected that the Fund would retain a portion of its current portfolio holdings (e.g., ETFs that provide exposure to fixed-income securities), but would replace a significant portion of its current investment portfolio. If the Repositioning had occurred as of August 16, 2021, it is estimated that the Fund would have replaced approximately 65% of its investment portfolio and incurred brokerage commissions and other trading costs equal to approximately $27,000 in the aggregate (or approximately $0.02 per share). In addition, if the Repositioning had occurred as of August 16, 2021, it is estimated that it would have resulted in the Fund realizing approximately $1.6 million in gains (or approximately $1.28 per share). However, the Advisor expects that any gains would have been offset by the Fund’s capital loss carryforwards. Actual market prices and net capital gains or losses experienced by the Fund will depend on market conditions at the time of the Repositioning.

Q.	How does the Board recommend that shareholders vote on the Proposal?
A.	The Board recommends that shareholders of the Fund vote “FOR” the Proposal.
Q.	If shareholders approve the Proposal, when will it be implemented?
A.	If the Proposal is approved by shareholders, it will be implemented as soon as practicable after such approval.
Q.	What happens if the Proposal is not approved?
A.	If the Proposal is not approved by the Fund’s shareholders, then the Fund will continue to pursue its current principal investment strategies.
Q.	My holdings in the Fund are small. Why should I vote?
A.	Your vote makes a difference. If enough shareholders do not vote their proxies, the Fund may not receive sufficient votes to go forward with the Meeting.
Q.	How do I cast my vote?
A.	You may vote in any one of four ways:
•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (866) 207-2324 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund IV

First Trust Strategic Income ETF (FDIV)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
to be held on January 24, 2022

December 14, 2021

To the Shareholders of First Trust Strategic Income ETF:

Notice is hereby given that a Special Meeting of Shareholders (referred to as the “Meeting”) of First Trust Strategic Income ETF (the “Fund”), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, is scheduled to be held at the offices of First Trust Advisors L.P. (the “Advisor”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, January 24, 2022, at 12:15 p.m. Central Time. At the Meeting, shareholders will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

Proposal 1. To approve changes to the Fund’s principal investment strategies that would, in general terms, convert the Fund to a “fund-of-funds” that follows the Advisor’s First Trust High Income Model.

The close of business on October 8, 2021 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or through the internet. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (866) 207-2324 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund IV

First Trust Strategic Income ETF (FDIV)

Special Meeting of Shareholders
to be held on January 24, 2022

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Proxy Statement

December 14, 2021

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about December 23, 2021.

This Proxy Statement is being furnished by the Board of Trustees (the “Board”) of First Trust Exchange-Traded Fund IV, a Massachusetts business trust (the “Trust”), in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of First Trust Strategic Income ETF (the “Fund”), a series of the Trust, that is scheduled to be held at 12:15 p.m. Central Time on Monday, January 24, 2022, at the offices of First Trust Advisors L.P., the Fund’s investment advisor (the “Advisor” or “First Trust Advisors”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

As discussed in more detail below, this Proxy Statement contains a proposal to approve changes to the Fund’s principal investment strategies that would, in general terms, convert the Fund to a “fund-of-funds” that follows the Advisor’s First Trust High Income Model (the “Proposal”). In addition, such other business (if any) as may properly come before the Meeting will be transacted.

Shareholders may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting.

The Board recommends that shareholders vote “FOR” the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to Be Held on January 24, 2022. This Proxy Statement is available on the Internet at: https://www.ftportfolios.com/LoadContent/gchd1c3zgo4o. The Fund’s most recent annual and semi-annual reports are also available on the Internet at: https://www.ftportfolios.com/Retail/ETF/ETFFundNews.aspx?Ticker=FDIV. The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 621-1675. You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal 1: To Change the Fund’s Principal Investment Strategies

Discussion of the Proposal

What are shareholders being asked to approve?

Shareholders are being asked to approve certain changes, which are described in more detail below, to the Fund’s principal investment strategies. The Fund currently operates as a multi-manager, multi-strategy actively managed exchange-traded fund (“ETF”) with a primary investment objective that is to seek risk-adjusted income and a secondary investment objective that is capital appreciation. The Advisor’s Investment Committee determines the Fund’s strategic allocation among six investment categories (consisting of both fixed-income and equity asset classes) and allocates the Fund’s assets to portfolio management teams (“Management Teams”) comprised of personnel of the Advisor and/or an investment sub-advisor (each, a “Sub-Advisor”), which employ their respective investment strategies. The following currently serve as the Fund’s Sub-Advisors: Energy Income Partners, LLC; First Trust Global Portfolios Limited; Richard Bernstein Advisors LLC; and Stonebridge Advisors LLC. The Fund gains exposure to its investment categories both by investing in securities directly and by investing in certain ETFs, including but not limited to ETFs that are advised by the Advisor (“First Trust ETFs”).

If the Proposal is approved by shareholders, although the Fund’s investment objectives will not change, its principal investment strategies will be significantly modified. More specifically, the Fund’s current investment strategy will be converted to a fund-of-funds strategy that follows the Advisor’s First Trust High Income Model (the “High Income Model”). The Fund, through its investments in the ETFs selected through the Advisor’s dynamic allocation process to comprise the High Income Model, will seek to provide investors with a diversified income stream by holding a blend of fixed-income ETF assets that, through this allocation process, is actively managed to seek levels of high income and total return. Accordingly, while the Fund’s assets are currently strategically allocated among investment categories comprised of both fixed-income and equity securities, if the Proposal is approved, the Fund will focus on gaining exposure to fixed-income assets and will no longer seek investment exposure to equity securities as part of its principal investment strategies. Based in part on the fact that the High Income Model does not include an allocation to equity securities, the Advisor believes that although the High Income Model provides lower return potential than the Fund’s current investment strategy, it also has proportionally less risk. Further, if the Proposal is approved, the Fund will no longer utilize its Management Teams or Sub-Advisors and would be managed entirely by a portfolio management team comprised of personnel of the Advisor. (See “If shareholders approve the Proposal, how will the Fund’s portfolio management change?” below.) In addition, if the Proposal is approved, the Fund’s name and ticker symbol will be changed to “First Trust High Income Strategic Focus ETF” and “HISF,” respectively. Moreover, if the Proposal is approved, the Fund’s management fee and annual fund operating expenses will change, as discussed below under “If shareholders approve the Proposal, will there be any changes to the management fee and annual fund operating expenses paid by the Fund?”. At the recommendation of the Advisor, the Board of Trustees of the Trust (previously defined as the “Board”) approved the Proposal at a meeting held on September 12-13, 2021.

The Fund’s current principal investment strategies and the proposed principal investment strategies are compared in the chart below.

	Current Principal Investment Strategies	Proposed Principal Investment Strategies
General	The Fund is a multi-manager, multi-strategy actively managed ETF. The Advisor’s Investment Committee determines the Fund’s strategic allocation among various general investment categories (set forth below) and allocates the Fund’s assets to Management Teams, which employ their respective investment strategies.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of U.S.-listed exchange-traded funds (“ETFs”) that is designed to follow the High Income Model developed by the Advisor (the “High Income Model”). The Fund, through its investments in the ETFs selected through the Advisor’s dynamic allocation process to comprise the High Income Model, seeks to provide investors with a diversified income stream by holding a blend of fixed-income ETF assets that, through this allocation process, is actively managed to seek levels of high income and total return.

The Advisor employs a dynamic approach in selecting the ETFs that are included in the High Income Model. In constructing the High Income Model, the Advisor uses a disciplined process for reviewing the macroeconomic outlook, policy drivers and asset level analysis that inform portfolio construction and ongoing risk management. The process begins with a robust, top-down review of macroeconomic factors including monetary and fiscal policies, growth forecasts, trade and tax policies, global market views and current market valuations. The process combines these factors with disciplined bottom-up asset level analysis including views on rates, duration, credit, currency and current asset valuations. The Advisor utilizes this process to evaluate the relative attractiveness of the various fixed-income asset classes in an attempt to best position the Fund to take advantage of market trends and investment opportunities.

Investments in Other ETFs	The Advisor expects that the Fund may at times invest significantly in other ETFs, including, but not limited to, First Trust ETFs; accordingly, the Fund may operate principally as a “fund-of-funds,” but will not necessarily operate as such at all times.

As a “fund-of-funds,” the Fund invests substantially all of its assets in a portfolio of ETFs. The High Income Model is principally composed of First Trust ETFs. Therefore, a significant portion of the ETFs in which the Fund invests are First Trust ETFs. However, the Fund may also invest in ETFs other than First Trust ETFs.

Based on the High Income Model’s current allocations (which are subject to change), the Fund expects to invest significantly in shares of the First Trust TCW Opportunistic Fixed Income ETF (“FIXD”). Under normal market conditions, FIXD pursues its objective by investing at least 80% of its net assets (including investment borrowings) in fixed-income securities. FIXD’s investments principally include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities; Treasury Inflation Protected Securities; residential and commercial mortgage-backed securities; asset-backed securities; U.S. corporate bonds; fixed-income securities issued by non-U.S. corporations and governments, including issuers with significant ties to emerging market countries; bank loans, including first lien senior secured floating rate bank loans; municipal bonds; collateralized loan obligations; Rule 144A securities; and other debt securities bearing fixed, floating or variable interest rates of any maturity. In addition, FIXD may utilize listed and over-the-counter traded derivatives instruments.

Investment Exposure to Fixed-Income Securities

The Fund’s investment categories that provide exposure to fixed-income securities include:

• High-yield corporate bonds, commonly referred to as “junk” bonds, and first lien senior secured floating rate bank loans;

• Mortgage-related investments;

• Preferred securities; and

• International sovereign bonds, including securities issued by emerging market countries.

The Fund may invest in ETFs that invest principally in:

• U.S. government securities (securities issued or guaranteed by the U.S. government, its agencies or instrumentalities);

• Corporate bonds issued by investment-grade U.S. issuers;

• Corporate bonds issued by non-investment-grade issuers (commonly referred to as “junk” bonds);

• Senior loans (which are generally structured with floating rates of interest);

• Securitized debt securities (including asset-backed securities and residential and commercial mortgage-backed securities including securities issued by non-governmental issuers, known as “non-agency securities”);

• Bonds issued by issuers located outside of the United States, including issuers located in emerging market countries, including bonds issued by sovereign and quasi-sovereign entities (such bonds may be denominated in currencies other than U.S. dollars);

• Hybrid capital securities (securities with unique characteristics such as preferred securities, convertible securities and contingent convertible securities); and

• Other fixed-income securities.

The High Income Model, and therefore the Fund, is actively managed and is designed to be responsive to market conditions. However, the High Income Model, and therefore the Fund’s portfolio, is constructed subject to certain exposure limits. Through its investments in ETFs, the Advisor will seek to position the Fund’s portfolio to have no more than 60% exposure to high-yield securities; no more than 30% exposure to debt securities issued by non-U.S. issuers (including issuers located in emerging market countries); no more than 20% exposure to debt securities issued by emerging market issuers; no more than 20% exposure to preferred securities; and no more than 10% exposure to convertible bonds.

Investment Exposure to Equity Securities

The Fund’s investment categories that provide exposure to equity securities include:

• Equity securities of “energy infrastructure companies,” certain of which are referred to as master limited partnerships (“MLPs”); and

• Dividend paying U.S. exchange-traded equity securities (including common stock) of companies (that may be domiciled in or outside of the United States) and depositary receipts.

The Fund does not seek exposure to equity securities as part of its principal investment strategies.
Investments in Derivatives

The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund.

Further, the Fund may invest in derivatives for various purposes.

The Fund may invest in ETFs that utilize and invest in derivatives for various purposes.

At the recommendation of the Advisor, at a meeting held on September 12-13, 2021, the Board unanimously approved, and recommends that shareholders approve, the proposed changes to the Fund’s principal investment strategies. Although the Fund’s investment policies affected by the Proposal are “non-fundamental,” which means that they may be changed by the Board without shareholder approval, in light of the significant impact that the proposed changes would have on the Fund, shareholder approval is being sought. Accordingly, although it has been approved by the Board, the Proposal will not be implemented unless it is also approved by shareholders.

If the Proposal is approved, the Fund’s listing exchange would not change and the shares of the Fund would continue to be listed and traded on The Nasdaq Stock Market LLC (the “Exchange”).

Why are shareholders being asked to approve the Proposal?

Shareholders are being asked to approve the Proposal in light of ongoing challenges tied to performance, operational and tax efficiency, and limited demand for the Fund’s shares. The Fund launched in 2014. As of June 30, 2021, it had underperformed its primary and secondary blended benchmarks over the one-, three- and five-year periods ended as of such date. In addition, the Fund has experienced operational and tax efficiency challenges due to the combination of equities, ETFs and fixed-income securities held in its portfolio. Further, since 2017, the Fund’s net assets and number of shares outstanding have significantly decreased.

To address the challenges described above, the Advisor is recommending that the Fund’s principal investment strategies be modified in accordance with the Proposal. In this regard, the Advisor believes that the proposed fund-of-funds structure will simplify certain aspects of the Fund’s operations and generally permit its creation and redemption transactions to be effected in kind, which may lead to greater tax efficiencies by enhancing the Fund’s ability to limit realized gains within its portfolio. Further, the Advisor believes that if the Fund’s holdings are generally limited to ETFs (rather than being comprised of a combination of different asset classes, as is currently the case), the Fund may be more appealing to ETF market makers. This, coupled with any increase in demand for the Fund’s shares that may arise as a result of the Fund’s revised investment strategy, may lead to narrower bid-ask spreads for investors. An investor may incur costs attributable to the bid-ask spread when buying or selling shares in the secondary market. The bid-ask spread, which is generally the difference between the “bid price” (generally the highest price that an investor is willing to pay to buy a security) and the “ask price” (generally the lowest price that an investor will accept to sell a security) serves as a representation of market liquidity, with a narrower bid-ask spread indicating a more liquid market with lower implicit trading costs. Of course, it is impossible to predict the future and no assurance can be given that any of the desired results will be achieved.

As noted above, the Board has approved the proposed changes to the Fund’s principal investment strategies and recommends that shareholders approve the Proposal.

If shareholders approve the Proposal, will the Fund’s principal investment risks change?

Yes. If the Proposal is approved, although many of the Fund’s principal investment risks will remain the same since the Fund will continue to be an actively managed ETF that seeks exposure to fixed-income securities, others will change. For example, since the Fund would no longer seek exposure to equity securities in conjunction with its principal investment strategies, it would no longer be subject to principal investment risks associated with such exposure. As stated above, based in part on the fact that the High Income Model does not include an allocation to equity securities, the Advisor believes that although the High Income Model provides lower return potential than the Fund’s current investment strategy, it also has proportionally less risk. Additionally, since the Fund’s creation and redemption transactions would generally be effected in kind, the Fund would no longer be subject to cash transactions risk as a principal investment risk. However, the Fund would be subject to certain additional principal investment risks associated with fixed-income securities (including asset-backed securities risk, bank loans risk, contingent convertible securities risk, credit spread risk, defaulted securities risk, repurchase agreement risk, restricted securities risk, TBA transactions risk, and U.S. government securities risk). In addition, as a “fund-of-funds” that would be permitted to invest in a small number of ETFs, the Fund would be subject to “asset concentration risk” as a principal investment risk.

The following chart compares the principal investment risks currently associated with investing in the Fund (as identified in the Fund’s current prospectus) and, based on currently available information, the principal investment risks that would be associated with investing in the Fund if the Proposal is approved by shareholders. More detailed explanations of each principal investment risk (along with an indication as to whether it is (1) identified in the Fund’s current prospectus (“Current”), (2) expected to be applicable to the Fund’s revised investment strategy following the implementation of the Proposal (“Proposal”), or (3) both identified in the Fund’s current prospectus and expected to be applicable to the Fund’s revised investment strategy following the implementation of the Proposal (“Current & Proposal”)), are included in the “Glossary of Principal Investment Risks” that is set forth in Appendix A attached to this Proxy Statement.

Whether or not the Proposal is approved by shareholders and implemented, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.

Principal Risk	Current (included in current Prospectus)	If Proposal Is Approved (based on currently available information)
Asset-Backed Securities Risk		X
Asset Concentration Risk		X
Authorized Participation Concentration Risk	X	X
Bank Loans Risk		X
Call Risk	X	X
Cash Transactions Risk	X
Contingent Convertible Securities Risk		X
Counterparty Risk	X	X
Covenant-Lite Loans Risk	X	X
Covered Call Risk	X
Credit Risk	X	X
Credit Spread Risk		X
Currency Risk	X	X
Cyber Security Risk	X	X
Debt Securities Risk	X	X
Defaulted Securities Risk		X
Depositary Receipts Risk	X
Derivatives Risk	X	X
Dividends Risk	X
Emerging Markets Risk	X	X
Energy Infrastructure Companies Risk	X
Equity Securities Risk	X
ETF Risk	X	X
Extension Risk	X	X
Floating Rate Securities Risk	X	X
Forward Contracts Risk	X
Futures Contracts Risk	X
High Yield Securities Risk	X	X
Hybrid Capital Securities Risk	X	X
Income Risk	X	X
Inflation Risk	X	X
Interest Rate Risk	X	X
LIBOR Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Market Maker Risk	X	X
Market Risk	X	X
MLP Risk	X
MLP Tax Risk	X
Mortgage-Related Securities Risk	X	X
Non-Agency Securities Risk	X	X
Non-U.S. Securities Risk	X	X
Operational Risk	X	X
Options Risk	X
OTC Derivatives Risk	X
Portfolio Turnover Risk	X	X

Principal Risk	Current (included in current Prospectus)	If Proposal Is Approved (based on currently available information)
Preferred Securities Risk	X	X
Premium/Discount Risk	X	X
Prepayment Risk	X	X
REIT (Real Estate Investment Trust) Risk	X
Repurchase Agreement Risk		X
Restricted Securities Risk		X
Senior Loan Risk	X	X
Significant Exposure Risk	X	X
Smaller Companies Risk	X
Sovereign and Quasi-Sovereign Debt Securities Risk	X	X
TBA Transactions Risk		X
Trading Issues Risk	X	X
U.S. Government Securities Risk		X
Valuation Risk	X	X

If shareholders approve the Proposal, how will the Fund’s portfolio management change?

If the Proposal is approved, portfolio management for the Fund will be significantly simplified. As indicated above, currently, the Advisor’s Investment Committee determines the Fund’s strategic allocation among various general investment categories and allocates the Fund’s assets to Management Teams which employ their respective investment strategies. In contrast, if the Proposal is approved, the Fund will no longer utilize its Management Teams or Sub-Advisors and will be managed by a portfolio management team comprised of the following personnel of the Advisor:

Daniel J. Lindquist

Mr. Lindquist is Chairman of the Advisor’s Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust Advisors and First Trust Portfolios L.P. (“First Trust Portfolios”) from September 2005 to July 2012 and is now a Managing Director of First Trust Advisors and First Trust Portfolios.

David G. McGarel

Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust Advisors and First Trust Portfolios. As First Trust Advisors’ Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust Advisors’ general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust Advisors and First Trust Portfolios from January 2004 to July 2012.

Chris A. Peterson, CFA

Mr. Peterson is a Senior Vice President and head of First Trust Advisors’ strategy research group. He joined First Trust Advisors in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.

William Housey, CFA

Mr. Housey joined First Trust Advisors in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 21 years of investment experience. Mr. Housey is a Managing Director of Fixed Income of First Trust Advisors. Prior to joining First Trust Advisors, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc., for 11 years where he last served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago. Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

Steve Collins, CFA

Mr. Collins joined First Trust Advisors in August 2007 and is a Senior Vice President and fixed-income research analyst. Mr. Collins is responsible for selecting and monitoring fixed-income and equity unit investment trusts and has 11 years of investment experience. He is a member of a counterparty credit committee providing credit analysis for the banking sector.

Mr. Lindquist, Mr. McGarel and Mr. Peterson are members of the Advisor’s Investment Committee which, as noted above, currently determines the Fund’s strategic allocation among various general investment categories and allocates the Fund’s assets to Management Teams which employ their respective investment strategies. Mr. Housey currently serves as one of the Fund’s portfolio managers. Mr. Collins is not currently one of the Fund’s portfolio managers, but will be added to the portfolio management team if shareholders approve the Proposal.

If shareholders approve the Proposal, then, in making their investment decisions, the Fund’s portfolio managers will consider information from the Advisor’s Advisory Oversight department regarding risk management, portfolio diversification, investment teams, and other risk factors of the ETFs under consideration. The Advisory Oversight department will also assist the portfolio managers with ongoing monitoring of the underlying ETFs’ performance attribution, risk levels, investment restriction compliance, and other risk factors. The Advisory Oversight department individual with responsibility for the Fund will be Chris Fallow, CFA, Senior Vice President of First Trust Advisors.

If shareholders approve the Proposal, will there be any changes to the management fee and annual fund operating expenses paid by the Fund?

Yes. If the Proposal is approved by shareholders, the Fund’s management fee will be reduced; however, given that the Fund will operate as a fund-of-funds, the fees and expenses that the Fund will incur in connection with investing in other ETFs (referred to as “acquired fund fees and expenses”) are expected to increase. Currently, the Fund pays the Advisor an annual unitary management fee at a rate of 0.85% of the Fund’s average daily net assets. In exchange for its unitary fee, the Advisor is responsible for most of the Fund’s expenses. Although the Advisor is not responsible for (among other things), acquired fund fees and expenses, it has agreed to reduce its management fee by the proportional amount of acquired fund fees and expenses associated with the Fund’s investments in First Trust ETFs (such agreement, the “Current First Trust ETF Agreement”). If shareholders approve the Proposal, the annual unitary management fee will be reduced to 0.20% of the Fund’s average daily net assets, but the Current First Trust ETF Agreement will be terminated and acquired fund fees and expenses associated with the Fund’s investments in both First Trust ETFs and other ETFs will be passed onto the Fund and its shareholders. Currently, it is anticipated that the Fund’s total annual fund operating expenses (including acquired fund fees and expenses) will be equal to 0.90% of the Fund’s average daily net assets. However, if the Proposal is approved by shareholders, the Advisor will agree to implement a temporary expense cap under which the Fund’s net expense ratio (including acquired fund fees and expenses, but excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) would not exceed 0.87% of the Fund’s average daily net assets (which is equal to the Fund’s net expense ratio after taking into account the Current First Trust ETF Agreement, as set forth in its current prospectus) (the “Proposed Expense Cap Agreement”). The Proposed Expense Cap Agreement would be in effect at least through March 1, 2023 (or, if later, at least until one year after the Proposal is implemented) (the “Initial Term”), but there is no guarantee it would be extended beyond the Initial Term. The Proposed Expense Cap Agreement would be subject to termination by the Trust, on behalf of the Fund, at any time or by the Advisor only after the Initial Term, upon 60 days’ written notice to the other party. If the Proposal is approved by shareholders, the Advisor has committed to the Proposed Expense Cap Agreement to respond to the current low interest rate environment and expects that it would be appropriate until long-term yields increase. The Advisor anticipates that if the trailing average 30-day yield of the current ten-year U.S. Treasury Bond exceeds 3.50% before the end of the Initial Term, the Proposed Expense Cap Agreement may not be continued past the Initial Term. Therefore, the Fund’s net expense ratio could increase after March 1, 2023. Separate shareholder approval is not needed for the change to the Fund’s unitary management fee rate.

Additional Information on Fund Fees and Expenses

Comparative Fee Table and Expense Example

Table. The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund currently (as reflected in the Fund’s current prospectus), as well as estimated pro forma fees and expenses assuming implementation of the Proposal. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)

	Current Prospectus	Pro Forma (assuming implementation of the Proposal)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Current Prospectus	Pro Forma (assuming implementation of the Proposal)
Management Fees	0.85%	0.20%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.41%	0.70%(2)
Total Annual Fund Operating Expenses	1.26%	0.90%
Fee Waiver and Expense Reimbursement	0.39%(1)	0.03%(3)
Net Annual Fund Operating Expenses	0.87%	0.87%
(1)	Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and the Advisor, the management fees paid to the Advisor will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that the investment companies are advised by the Advisor. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) upon the termination of the Fund’s management agreement with the Advisor; however, it is expected to remain in place until at least March 1, 2022 (which is one year from the date of the Fund’s current prospectus).
(2)	Acquired fund fees and expenses are estimated.
(3)	The Advisor has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.87% of its average daily net assets per year (the “Expense Cap”) at least through March 1, 2023 (or, if later, at least until one year after the Proposal is implemented). Because acquired fund fees and expenses are estimated, the Advisor will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Cap; however, individual shareholders may experience net annual fund expenses higher or lower than the Expense Cap depending on when shares are purchased and sold and the accuracy of the Advisor’s estimates regarding acquired fund fees and expenses. The contractual agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Advisor only after the expiration of its initial term, upon 60 days’ written notice to the other party.

Expense Example. The example below is intended to help you compare the current cost of investing in the Fund to the cost of investing in the Fund if the Proposal is approved and implemented. The example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invested $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (1) under its current investment strategy, are equal to 0.87% of average daily net assets for the first year of your investment and 1.26% of average daily net assets thereafter and (2) assuming implementation of the Proposal, are equal to 0.87% of average daily net assets for the first year of your investment and 0.90% of average daily net assets thereafter. Although your actual costs may be higher or lower, based on the foregoing assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Prospectus	$89	$361	$654	$1,488
Pro Forma (assuming implementation of the Proposal)	$89	$284	$496	$1,105

If shareholders approve the Proposal, will the Fund pay brokerage commissions and other trading costs associated with acquiring and disposing of securities in order to transition to its new investment strategy? Could the Fund recognize gains and/or losses in connection with such acquisitions and dispositions?

If the Proposal is approved, in order to transition to its new investment strategy, the Fund will need to acquire and dispose of securities (referred to as the “Repositioning”) and will incur trading costs, such as brokerage commissions. In addition, the Fund may recognize gains and/or losses as a result of disposing of the securities that it holds prior to the transition, and any gains recognized may be taxable to the extent not offset by capital loss carryforwards. Trading costs and taxes are excluded from the expenses for which the Advisor is responsible under its unitary fee and, therefore, would be borne by the Fund and its shareholders. Further, any such trading costs and taxes will impact and be reflected in the Fund’s performance rather than its annual fund operating expenses and net operating expense ratio.

If the Proposal is approved, it is expected that the Fund would retain a portion of its current portfolio holdings (e.g., ETFs that provide exposure to fixed-income securities), but would replace a significant portion of its current investment portfolio. If the Repositioning had occurred as of August 16, 2021, it is estimated that the Fund would have replaced approximately 65% of its investment portfolio and incurred brokerage commissions and other trading costs equal to approximately $27,000 in the aggregate (or approximately $0.02 per share). In addition, if the Repositioning had occurred as of August 16, 2021, it is estimated that it would have resulted in the Fund realizing approximately $1.6 million in gains (or approximately $1.28 per share). However, the Advisor expects that any gains would have been offset by the Fund’s capital loss carryforwards. Actual market prices and net capital gains or losses experienced by the Fund will depend on market conditions at the time of the Repositioning.

What did the Board consider in approving the Proposal?

The Advisor has recommended, and the Board has approved, subject to shareholder approval, changing the Fund’s current multi-manager, multi-strategy investment strategy to a fund-of-funds investment strategy that follows the Advisor’s High Income model, which provides investors with a diversified income stream by holding a blend of fixed-income ETF assets that, through the Advisor’s allocation process, is actively managed to seek levels of high income and total return (the “New Strategy”). In connection with the proposed New Strategy, the Advisor has also recommended, and the Board has approved, subject to shareholder approval of the New Strategy, changing the Fund’s name to “First Trust High Income Strategic Focus ETF” and reducing the Fund’s unitary management fee rate from 0.85% of the Fund’s average daily net assets to 0.20% of the Fund’s average daily net assets. At a meeting held on September 12–13, 2021, the Board approved the New Strategy, name change and unitary management fee reduction for the Fund based upon, among other things, the following factors:

•                     The Advisor’s statement that employing a fund-of-funds structure for the Fund would likely address operational and tax efficiency challenges attributable to the current combination of equities, ETFs and bonds in the Fund’s portfolio; in particular, the Advisor’s expectation that, by converting the Fund to a fund-of-funds investment strategy that solely holds ETFs, (i) bid/ask spreads for the Fund may narrow over time due in part to market makers being able to more easily quote and hedge their exposure to the Fund; (ii) creations and redemptions could be effected fully in-kind rather than through a custom basket of cash and securities, thereby enhancing the Fund’s ability to limit realized gains within the portfolio; and (iii) current cash management challenges could be addressed by centralizing cash management responsibility in a single portfolio management team, removing sub-account complexities and effecting creations and redemptions fully in-kind;

•                     A consideration of the differences and similarities between the Fund’s current investment strategy and the Advisor’s High Income model, including their respective asset allocation processes, investment guidelines and risk profiles, and the Advisor’s statements indicating that, although the High Income model provides lower return potential than the Fund’s current investment strategy, it has proportionally less risk and that the Fund’s primary investment objective to seek risk-adjusted income, secondary investment objective of capital appreciation and other fundamental policies would remain the same;

•                     The Fund’s underperformance relative to its primary and secondary blended benchmarks for the one-, three- and five-year and since-inception (August 13, 2014) periods ended June 30, 2021 and the Advisor’s statement that demand for the Fund has been limited over recent years, as evidenced by outflows experienced by the Fund since 2017;

•                     The Advisor’s statements that the High Income model has found wide acceptance among investors looking for a diversified blend of assets that provides income and manages risk and that the Advisor has received investor interest for a fund that follows the High Income model, and the Advisor’s belief that the New Strategy would increase demand for the Fund due to the demand for the High Income model;

•                     The Advisor’s consideration of alternatives, including (i) liquidating the Fund and the Advisor’s determination that this alternative would result in a taxable event for shareholders and remove them from a strategy that seeks risk-adjusted income and capital appreciation; (ii) merging the Fund into another fund and the Advisor’s determination that the number of potential funds was limited and all offered different exposure than the Fund’s current allocation; (iii) maintaining the Fund’s current investment strategy while modifying the Fund’s allocations to gain exposures only through ETFs and the Advisor’s determination that this alternative would not address the limited demand for the Fund’s current investment strategy; and (iv) maintaining the Fund’s current investment strategy as is and the Advisor’s determination that this alternative would leave investors with a less tax efficient strategy that trades at wider bid/ask spreads compared to other funds;

•                     The Advisor’s recommendation to seek shareholder approval to change the Fund’s current investment strategy to the New Strategy and the Advisor’s agreement to bear all the costs associated with the proxy solicitation and the Meeting;

•                     The Advisor’s statement indicating that, based on the Fund’s accrual of realized losses as of June 30, 2021, it does not anticipate the Fund having to make a capital gains distribution to shareholders that would be specifically tied to a transition to the New Strategy; and

•                     The Fund currently pays a unitary management fee at a rate equal to 0.85% of the Fund’s average daily net assets and all acquired fund fees and expenses (“AFFE”), with the Advisor reimbursing AFFE of First Trust Funds held by the Fund, resulting in the Fund’s current annual fund operating expenses totaling 0.87% of the Fund’s average daily net assets; in connection with the transition to the New Strategy, the Fund’s unitary management fee rate would be reduced from 0.85% of the Fund’s average daily net assets to 0.20% of the Fund’s average daily net assets and the Fund would continue to pay all AFFE, with the Advisor reimbursing the Fund’s expenses in excess of 0.87% of the Fund’s average daily net assets (inclusive of AFFE); and, as a result, the annual fund operating expenses paid by the Fund would not increase.

The Board of Trustees recommends that shareholders of the Fund vote “FOR” the proposed change to the Fund’s investment strategy.

If shareholders approve the Proposal, when will it be implemented?

If the Proposal is approved by shareholders, it will be implemented as soon as practicable after such approval.

Conclusion

The Advisor has recommended, and the Board has approved, the Proposal. In this regard, the Advisor and the Board have considered, among other things, (1) the potential for the Proposal to simplify the Fund’s principal investment strategies, address certain challenges relating to performance and limited demand for the Fund’s shares, and improve operational and tax efficiencies; (2) differences and similarities between the current and proposed principal investment strategies; (3) the expected long-term impact of the proposed principal investment strategies on the Fund’s investments and principal risks; and (4) the expected impact of the Proposal on the Fund’s fees and expenses, including the reduction of the Fund’s contractual unitary management fee rate, the impact of acquired fund fees and expenses, the addition of the Proposed Expense Cap Agreement and the termination of the Current First Trust ETF Agreement.

Shareholder Approval and Required Vote

To become effective, the Proposal must be approved by the affirmative vote of a majority of the votes cast by shareholders of the Fund, provided a quorum is present. For purposes of determining the approval of the Proposal, abstentions will have no effect on the approval of the Proposal. All shares represented by properly submitted proxies will be counted as present for purposes of determining a quorum. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers will request the instructions of such customers before the Meeting on how to vote their shares on the Proposal. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on the Proposal with respect to shares for which no instructions have been received from customers.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s proxy solicitor, AST Fund Solutions, LLC at (866) 207-2324 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote “FOR” the Proposal

Additional Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Fund, as well as certain related services, at an expected total cost of approximately $48,100. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund. The Advisor will bear the foregoing costs and expenses regardless of whether shareholders approve the Proposal.

The Meeting and Voting Rights

The Meeting is scheduled to be held on Monday, January 24, 2022, at 12:15 p.m. Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined below), to be admitted to the Meeting. You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote. Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

A list of shareholders of record of the Fund entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Advisor, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the Fund during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of share ownership to inspect the list of shareholders.

Use and Revocation of Proxies

For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting his or her or its shares in person; (ii) timely submitting a revocation of a prior proxy to (a) the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 and (b) in addition, if his, her or its shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Postponements and Adjournments

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of the Fund entitled to vote at the Meeting will be necessary to constitute a quorum for the transaction of business by the Fund. Under the Trust’s By-Laws, in general, for the purposes of establishing whether a quorum is present at a meeting of shareholders, all shares present and entitled to vote, including abstentions and broker non-votes, are counted. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the Proposal is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under applicable rules of the New York Stock Exchange, the Trust does not expect there to be any broker non-votes at the Meeting.

The Meeting may be postponed prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The Meeting may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. In addition, the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice.

Shares Outstanding

Only holders of record of shares at the close of business on October 8, 2021 (the “Record Date”) are entitled to vote on the Proposal at the Meeting. As of the close of business on the Record Date, there were 1,400,002 shares outstanding of the Fund.

Share Ownership Over 5%

As of the Record Date, no person is known by the Trust to have owned beneficially or of record more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of who the ultimate beneficiaries are of the Fund’s shares outstanding.

Name and Address	Shares Owned	% of Outstanding Shares Owned
LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	296,769 Shares	21.20%
BOFA Securities, Inc. 4804 Deer Lake Drive E Jacksonville, FL 32246	206,108 Shares	14.72%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	151,795 Shares	10.84%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	142,793 Shares	10.20%
TD Ameritrade Clearing, Inc. 200 S. 108th Avenue Omaha, NE 68154	106,389 Shares	7.60%
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	89,294 Shares	6.38%
JPMorgan Securities LLC/JPMC 500 Stanton Christiana Road, NCC5 Newark, DE 19713	83,078 Shares	5.93%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	80,587 Shares	5.76%
RBC Capital Markets, LLC 60 S. 6th Street P-09 Minneapolis, MN 55402	73,219 Shares	5.23%

Share Ownership of Trustees and Executive Officers

The number of shares of the Fund beneficially owned as of December 31, 2020 by (a) the Trustees (including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) and the Trustee who is not an Independent Trustee (the “Interested Trustee”)) and (b) the Trustees and executive officers of the Trust as a group, is set forth below.

Name	Number of Shares
Interested Trustee
James A. Bowen	0
Independent Trustees
Richard E. Erickson	0
Thomas R. Kadlec	0
Denise M. Keefe*	0	*
Robert F. Keith	0
Niel B. Nielson	0
Trustees and Executive Officers as a Group	0
*	Denise M. Keefe has been an Independent Trustee since November 1, 2021 and did not own any shares of the Fund as of October 21, 2021.

As of December 31, 2020, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, beneficially owned less than 1% of the total shares outstanding of the Fund.

The Advisor and Sub-Advisors

First Trust Advisors L.P. (previously defined as the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and, as such, is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of its portfolio. The Advisor is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor and the sole Interested Trustee of the Trust. In light of his interest in and role with the Advisor, Mr. Bowen may be deemed to have an interest in the Proposal. More specifically, if the Proposal is approved by shareholders, although the unitary management fee rate that the Fund pays to the Advisor will be reduced from 0.85% of average daily net assets to 0.20% of average daily net assets, since the Fund’s sub-advisory arrangements with the four Sub-Advisors listed below will be terminated, the amount of the unitary fee that remains after payment of fees and expenses for which the Advisor is responsible under the unitary fee arrangement will be entirely retained by the Advisor. As a related matter, each Sub-Advisor is an affiliate of the Advisor except for Richard Bernstein Advisors LLC. In addition, if the Proposal is approved, the Current First Trust ETF Agreement will be terminated, but the Proposed Expense Cap Agreement will become effective.

Set forth below are the names and addresses of the Sub-Advisors:

Energy Income Partners, LLC, 10 Wright Street, Westport, Connecticut 06880
First Trust Global Portfolios Limited, 8 Angel Court, London, United Kingdom EC2R 7HJ
Richard Bernstein Advisors LLC, 1251 Avenue of the Americas, Suite 4102, New York, New York 10020
Stonebridge Advisors LLC, 10 Westport Road, Suite C101, Wilton, Connecticut 06897

Certain Service Providers

First Trust Portfolios L.P. (previously defined as “First Trust Portfolios”), an affiliate of the Advisor, is the principal underwriter of the Fund’s shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, the Fund’s custodian, administrator, fund accountant and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

Delivery of Certain Documents

The Trust will furnish, without charge, a copy of the Fund’s annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Fund does not hold annual shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come Before the Meeting

No business other than the Proposal, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

December 14, 2021

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or through the internet. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (866) 207-2324 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

APPENDIX A

Glossary of Principal Investment Risks

Each principal investment risk listed below includes an indication as to whether it is (1) identified in the Fund’s current prospectus (“Current”), (2) expected to be applicable to the Fund’s revised investment strategy following the implementation of the Proposal (“Proposal”), or (3) both identified in the Fund’s current prospectus and expected to be applicable to the Fund’s revised investment strategy following the implementation of the Proposal (“Current & Proposal”). If the Proposal is implemented, the Fund will operate as a fund-of-funds. Accordingly, the Fund will be subject to certain of the principal investment risks identified below because it may invest in ETFs (referred to as “Underlying ETFs”) that are directly subject to such principal investment risks.

Whether or not the Proposal is approved by shareholders and implemented, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.

ASSET-BACKED SECURITIES RISK (Proposal). If the Proposal is implemented, the Fund may invest in Underlying ETFs that invest in asset-backed securities. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to an Underlying ETF.

ASSET CONCENTRATION RISK (Proposal). If the Proposal is implemented, since the Fund may be comprised of a very small number of Underlying ETFs, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those Underlying ETFs to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the Underlying ETFs and may subject the Fund to greater market risk than more diversified funds.

AUTHORIZED PARTICIPANT CONCENTRATION RISK (Current & Proposal). Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.

BANK LOANS RISK (Proposal). If the Proposal is implemented, the Fund may invest in Underlying ETFs that hold bank loans. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an Underlying ETF holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Underlying ETF, and that the Underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the Underlying ETF to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and an Underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.

CALL RISK (Current & Proposal). Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. It is possible that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund or an Underlying ETF, as applicable, would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in its income.

CASH TRANSACTIONS RISK (Current). The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.

CONTINGENT CONVERTIBLE SECURITIES RISK (Proposal). If the Proposal is implemented, the Fund may invest in Underlying ETFs that invest in contingent convertible securities (“CoCos”). CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are distinct in that they are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside its control, and an Underlying ETF may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

COUNTERPARTY RISK (Current & Proposal). Transactions involving a counterparty in which the Fund or an Underlying ETF, as applicable, may engage are subject to the risk that the counterparty will not fulfill its obligation to the Fund or Underlying ETF. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or Underlying ETF, as applicable. The Fund or Underlying ETF, as applicable, may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

COVENANT-LITE LOANS RISK (Current & Proposal). Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder an investor’s ability to reprice credit risk associated with the borrower and reduce an investor’s ability to restructure a problematic loan and mitigate potential loss. As a result, an investor’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.

COVERED CALL RISK (Current). The writer of a covered call option forgoes any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss if the underlying security declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

CREDIT RISK (Current & Proposal). An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

CREDIT SPREAD RISK (Proposal). From time to time, spreads (i.e., the difference in yield between debt securities that have different credit qualities or other differences) may increase, which may reduce the market value of some of the debt securities held by the Underlying ETFs in which the Fund may invest if the Proposal is implemented. While such Underlying ETFs may employ strategies to mitigate credit spread risk, these strategies may not be successful.

CURRENCY RISK (Current & Proposal). Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the portfolio of the Fund or an Underlying ETF, as applicable. The net asset value of the Fund or an Underlying ETF, as applicable, could decline if a currency to which it has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund or an Underlying ETF, as applicable, may change quickly and without warning.

CYBER SECURITY RISK (Current & Proposal). The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DEBT SECURITIES RISK (Current & Proposal). Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund or an Underlying ETF, as applicable, may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DEFAULTED SECURITIES RISK (Proposal). If the Proposal is implemented, the Fund may invest in Underlying ETFs that hold defaulted securities. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. The reorganization or liquidation of an issuer of a defaulted security may result in an Underlying ETF losing its entire investment or being required to accept cash or securities with a value less than its original investment. It may also be difficult to obtain complete and accurate information regarding the true financial condition of the issuer of a defaulted security. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

DEPOSITARY RECEIPTS RISK (Current). Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK (Current & Proposal). The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund and/or an Underlying ETF, as applicable, to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

DIVIDENDS RISK (Current). The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Fund’s performance.

EMERGING MARKETS RISK (Current & Proposal). Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. For funds that track an index or are managed based upon a benchmark, the index may not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

ENERGY INFRASTRUCTURE COMPANIES RISK (Current). Energy infrastructure companies are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; depletion of natural gas reserves or other commodities; rising interest rates resulting in higher costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure companies. Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.

EQUITY SECURITIES RISK (Current). The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK (Current & Proposal). The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

EXTENSION RISK (Current & Proposal). Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

FLOATING RATE SECURITIES RISK (Current & Proposal). Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. As a result, the coupon on floating rate securities will generally decline in a falling interest rate environment, causing an investor to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security.

FORWARD CONTRACTS RISK (Current). A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses, exceeding the amount of the margin paid. Forward contracts can increase an investor’s risk exposure to underlying references and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the investor to counterparty risk, liquidity risk and valuation risk, among others.

FUTURES CONTRACTS RISK (Current). Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin an investor is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the investor will be unable to terminate the derivative. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

HIGH YIELD SECURITIES RISK (Current & Proposal). High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund or an Underlying ETF, as applicable.

HYBRID CAPITAL SECURITIES RISK (Current & Proposal). Hybrid capital securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the credit risk of the issuer, as well as liquidity risk, since they often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.

INCOME RISK (Current & Proposal). The income of the Fund or an Underlying ETF, as applicable, may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund or Underlying ETF may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund or Underlying ETF otherwise needs to purchase additional debt securities.

INFLATION RISK (Current & Proposal). Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the assets and distributions of the Fund or an Underlying ETF, as applicable, may decline.

INTEREST RATE RISK (Current & Proposal). Interest rate risk is the risk that the value of the debt securities in an investor’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term debt securities and higher for longer-term debt securities. An investor may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LIBOR RISK (Current & Proposal). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund/Underlying ETF investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or an Underlying ETF, as applicable, or on certain instruments in which the Fund or an Underlying ETF invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund and/or an Underlying ETF.

LIQUIDITY RISK (Current & Proposal). The Fund or an Underlying ETF, as applicable, may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund or Underlying ETF may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund or Underlying ETF currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

MANAGEMENT RISK (Current & Proposal). The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET MAKER RISK (Current & Proposal). The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK (Current & Proposal). Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.

MLP RISK (Current). Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

MLP TAX RISK (Current). The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

MORTGAGE-RELATED SECURITIES RISK (Current & Proposal). Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund or an Underlying ETF, as applicable, more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-related securities held by the Fund or an Underlying ETF, as applicable. Events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events that result in broad and simultaneous financial hardships for individuals and businesses could have a significant negative impact on the value of mortgage-related securities. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect a mortgage-related security’s actual yield to maturity. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.

NON-AGENCY SECURITIES RISK (Current & Proposal). Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers (known as “non-agency securities”) are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund or an Underlying ETF, as applicable. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund or Underlying ETF may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.

NON-U.S. SECURITIES RISK (Current & Proposal). Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

OPERATIONAL RISK (Current & Proposal). The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

OPTIONS RISK (Current). The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the portfolio managers of the Fund to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the ability of the Fund to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

OTC DERIVATIVES RISK (Current). The Fund may utilize derivatives that are traded over-the-counter, or “OTC.” In general, OTC derivatives are subject to the same risks as derivatives generally, as described throughout. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. To the extent that the Fund utilizes OTC derivatives, its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value.

PORTFOLIO TURNOVER RISK (Current & Proposal). High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

PREFERRED SECURITIES RISK (Current & Proposal). Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

PREMIUM/DISCOUNT RISK (Current & Proposal). The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.

PREPAYMENT RISK (Current & Proposal). Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund or an Underlying ETF, as applicable, may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund and/or an Underlying ETF to change.

REIT (REAL ESTATE INVESTMENT TRUST) RISK (Current). REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

REPURCHASE AGREEMENT RISK (Proposal). If the Proposal is implemented, the Fund may invest in Underlying ETFs that utilize repurchase agreements. Repurchase agreements are subject to the risk of failure. If an Underlying ETF’s counterparty defaults on its obligations and the Underlying ETF is delayed or prevented from recovering the collateral, or the value of the collateral is insufficient, the Underlying ETF may realize a loss.

RESTRICTED SECURITIES RISK (Proposal). If the Proposal is implemented, the Fund may invest in Underlying ETFs that hold restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. An Underlying ETF may be unable to sell a restricted security on short notice or may be able to sell it only at a price below current value.

SENIOR LOAN RISK (Current & Proposal). Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the ability of the Fund or an Underlying ETF, as applicable, to reprice credit risk associated with a particular borrower and reduce the ability of the Fund or Underlying ETF to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions. Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If the Fund or an Underlying ETF, as applicable, holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. No active trading market may exist for certain senior loans, which may impair the ability of the Fund or Underlying ETF, as applicable, to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and the Fund or an Underlying ETF, as applicable, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

SIGNIFICANT EXPOSURE RISK (Current & Proposal). To the extent that the Fund or an Underlying ETF, as applicable, invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of its investments more than if it were more broadly diversified. A significant exposure makes the Fund/Underlying ETF more susceptible to any single occurrence and may subject the Fund/Underlying ETF to greater market risk than a fund that is more broadly diversified.

SMALLER COMPANIES RISK (Current). Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

SOVEREIGN AND QUASI-SOVEREIGN DEBT SECURITIES RISK (Current & Proposal). Sovereign and quasi-sovereign debt securities are issued or guaranteed by foreign governmental entities. Investments in such securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. Such delays or refusals may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

TBA TRANSACTIONS RISK (Proposal). If the Proposal is implemented, the Fund may invest in Underlying ETFs that purchase securities via to-be-announced or “TBA Transactions.” In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase an Underlying ETF’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose an Underlying ETF to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

TRADING ISSUES RISK (Current & Proposal). Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

U.S. GOVERNMENT SECURITIES RISK (Proposal). If the Proposal is implemented, the Fund may invest in Underlying ETFs that invest in U.S. government securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

VALUATION RISK (Current & Proposal). Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Debt securities are commonly valued by third-party pricing services that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. However, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. There is no assurance that the Fund or an Underlying ETF, as applicable, will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund and/or Underlying ETF.

PROXY CARD -- FDIV

First Trust

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** with a live operator when you call toll-free 1-866-207-2324 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST EXCHANGE-TRADED FUND IV

First Trust Strategic Income ETF (FDIV)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust Strategic Income ETF (the "Fund"), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on Monday, January 24, 2022, at 12:15 p.m. Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated December 14, 2021, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-866-207-2324**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 24, 2022. The proxy statement of the Fund is available at: https://vote.proxyonline.com/firsttrust/docs/fdiv.pdf

PROXY ID NUMBER BAR CODE CUSIP:

PROXY CARD

First Trust Strategic Income ETF (FDIV)

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

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THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL SET FORTH BELOW.

THANK YOU FOR VOTING

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